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                                                                    EXHIBIT 5.14

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, James H. Gray, hereby consent to the use of my name in connection with references to my involvement in the preparation of a technical report entitled "Geology and Resource Potential of the Copper Canyon Property" dated February 2005 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

GR TECHNICAL SERVICES LTD.

/s/ James H. Gray

James H. Gray

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, James H. Gray, hereby consent to the use of my name in connection with references to my involvement in the preparation of a technical report entitled "Geology and Resource Potential of the Galore Creek Property" dated May 18, 2005, as amended August 10, 2005 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

GR TECHNICAL SERVICES LTD.

/s/ James H. Gray

James H. Gray, P.Eng

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, James H. Gray, hereby consent to the use of my name in connection with references to my involvement in the preparation of a technical report entitled "NovaGold Resources Inc. - Updated Preliminary Economic Assessment for the Galore Creek Project" dated October 21, 2005 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

GR TECHNICAL SERVICES LTD.

/s/ James H. Gray

James H. Gray